Sovereign Bank, N.A. Fixed Income Investor Update 2nd Quarter 2012

Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), Sovereign Bank, N.A.(“Sovereign”), and Santander Consumer USA, Inc. (“SCUSA”) caution that this presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to different materially from our expectations. These factors include, but are not limited to: (1) general market, macro-economic, governmental, and regulatory trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or credit worthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 and other filings and reports with the Securities and Exchange Commission of the United States of America (the “SEC”), could adversely affect our business and financial performance. Other unknown and unpredictable factors could cause actual results to differ materially from those in the forward- looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest or to provide management services. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, Sovereign, and SCUSA give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, Sovereign, or SCUSA, or in any other securities or investments whatsoever. No offering of Securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption there from. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we will sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, Sovereign, and SCUSA and are subject to change without notice. Santander, SHUSA, Sovereign, and SCUSA have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only. The numbers and financial statements included in this presentation represent the results of Sovereign Bank, N.A.– a subsidiary of Santander Holdings, USA . 2

3 Sovereign Bank: Overview Branches: 722 ATMs: 2,196 Employees (FTEs): 8,264 Sovereign serves a growing number of consumers, large and small businesses across its Northeast footprint Assets: $80.4B Deposits: $48.9B Gross Loans: $52.9B 1. FDIC Market Share of branches; data as of June 2011 (published on annual basis) Source: FDIC Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 6.7% 4 Pennsylvania 170 3.7% 4 New Jersey 152 3.4% 7 New York 76 0.8% 16 Rhode Island 32 4.6% 5

• Sovereign Bank, N.A. (Sovereign) completed the conversion of its charter from a thrift to a national bank on January 26, 2012 • The charter conversion allows Sovereign to apply its expertise in the commercial and industrial space and diversify Sovereign’s loan mix away from thrift products • National Bank charter also helps Sovereign to increase non-interest income through growth in additional commercial banking services • Sovereign is now regulated by the OCC. In addition, Sovereign’s Bank Holding Company SHUSA is now regulated by the Federal Reserve • SHUSA’s capital and liquidity plans are subject to Federal Reserve review National Bank Charter 4

5 5 Strong and Sustained Core Profit Generation Tenth consecutive quarter of profitability; $127MM Net Income in 2Q12 (+27% YoY) Strong Loan Production Led by mortgages, small businesses and corporate banking Continued Improvement in Asset Quality Ninth consecutive quarter of asset quality improvement; Reserve Coverage 93.6% Stable Deposit Base Average Core deposits $3.1BN growth YOY Strong Capital Ratios Among the best capitalized banks in the industry; Tier 1 Common/RWA 12.9%1 1 Reserve coverage defined as ALLL/NPL 2 Basel 1 ratios For Non-GAAP-to-GAAP reconciliation please see Appendix Sovereign Bank: 2Q2012 Highlights IT and Network Transformation IT Core Platform conversion; Enhancements in technological capabilities

Sovereign Bank: Profitability US $ Millions * For Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income, see Appendix. • 4Q11 drop in PTPPI primarily due to loss taken on $1.1BN Private Label MBS portfolio sale Net Interest Income Pre-Tax Pre-Provision Income * Pre-Tax Income Net Income $344 $225 $332 $264 $236 $119 $251 $260 0 100 200 300 400 500 600 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 $457 $451 $471 $452 $449 $451 $471 $463 0 100 200 300 400 500 600 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 $172 $61 $146 $139 $106 $59 $148 $153 0 100 200 300 400 500 600 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 $136 $437 $101 $100 $72 $44 $118 $127 0 100 200 300 400 500 600 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 6

Cash 4% Investments 20% C&I 16% CRE 13% Residential 14% Multi-family 9% Home Equity 8% Other Loans 5% Goodwill/ CDI 4% Other Assets 5% 7 Sovereign Bank: Balance Sheet $67.7B LIABILITIES $12.7B EQUITY $80.4B ASSETS Interest- bearing DDA 11% Noninterest- bearing DDA 10% Savings 5% Money Market 20% CD 15% FHLB 15% Other Borrowings 6% Other Liabilities 3% Equity 16% All balances as of 06/30/12 as reported in 10-Q

Non-Performing Loan Ratio Delinquency Sovereign Bank: Asset Quality Reserve Coverage (ALLL/NPL) Texas Ratio1 1.1% 1.2% 1.1% 0.9% 1.0%1.2% 2.3% 2.0% 2.1% 2.1% 1.8% 1.6% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Banks 3.6% 2.9% 2.6% 2.4% 2.1% 3.8% 3.3% 3.0% 2.8% 2.6% 2.5% 2.4% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Bank 70.9% 77.0% 79.4% 86.3% 93.6% 69.1% 88.9% 92.7% 93.8% 94.6% 94.9% 98.3% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Bank 19.4% 16.0% 14.3% 13.1% 11.5% 20.4% 31.6% 29.6% 29.3% 29.4% 28.8% 26.1% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Large Bank 8 Source: SNL Bank level data ; Large Bank = Bank of America, Capital One, Citibank, KeyBank, BMO Harris Bank, HSBC USA, PNC Bank, RBS Citizens, JPMorgan, Union Bank, TD Bank, US Bank, Wells Fargo NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government 1 Texas Ratio. For Non-GAAP measure reconciliation see Appendix

Other Consumer $4.0 $3.7 $3.9 $3.6 $3.3 $3.1 1.7% 1.8% 1.6% 1.7% 1.7% 2.0% 1.9% 2.2% 2.3% 2.6% 2.8% 2.8% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Mortgage and Home Equity Commercial Real Estate Outstandings NPL to Total Loans Net Charge-Offs $13.3 $13.6 $13.8 $14.5 $15.5 $16.5 4.0% 3.4% 2.7% 1.7% 1.5% 1.0% 1.7% 1.3% 1.2% 1.5% 1.2% 1.3% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 $18.1 $18.1 $18.0 $18.1 $18.1 $18.1 3.6% 3.5% 2.8% 2.8% 2.8% 2.8% 0.57% 0.56% 1.14% 1.21% 1.26% 1.28% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Bank: Asset Quality US $ Billions Other Commercial 9 $15.6 $15.5 $15.3 $15.4 $15.4 $15.2 4.5% 4.3% 3.6% 3.6% 3.0% 2.6% 2.0% 2.1% 1.8% 1.8% 1.9% 1.4% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 1 • NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government • NCO = Rolling 12 month average for that quarter and the prior 3 quarters • 3Q11 uptick in Mortgage NCO due to one-time charge off of accumulated SVAs related to charter change • 1 Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities, Santander real estate capital and multi-family loan portfolios

$1,942 $1,825 $1,492 $1,359 $1,250 $1,124 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Nonaccrual LoansNon-Performing Loans Percentages are of total outstanding balances Sovereign Bank: Asset Quality 10 NPL = Nonaccruing loans plus accruing loans past due 90+ days, except loans partially or wholly guaranteed by the US Government Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, and Loss Dollars in millions -42% $4,942 $4,801 $4,358 $4,057 $3,868 $3,750 9.68% 9.43% 8.55% 7.84% 7.40% 7.09% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Classified BalancesCriticized Balances Percentages are of total outstanding balances

Sovereign Bank: Deposits 1Represents average quarterly balance Average Non Maturity Deposit Balances1 Average Total Deposit Balances1 $32,290 $33,359 $34,195 $34,243 $35,399 0.35% 0.34% 0.31% 0.28% 0.27% 2Q11 3Q11 4Q11 1Q12 2Q12 Non Maturity Deposit Balances Yield $48,324 $47,763 $47,799 $49,246 $49,747 0.54% 0.54% 0.51% 0.48% 0.47% 2Q11 3Q11 4Q11 1Q12 2Q12 Total Deposits Yield US $ Millions 11

Sovereign Bank: Capital Ratios Tier 1 Common Tie r 1 Ris k-Bas ed Tie r 1 Leverage 13.9% 14.3% 14.1% 13.0% 12.9% 2Q11 3Q11 4Q11 1Q12 2Q12 11.2% 11.6% 11.2% 10.6% 10.6% 2Q11 3Q11 4Q11 1Q12 2Q12 14.1% 14.4% 14.2% 13.0% 12.9% 2Q11 3Q11 4Q11 1Q12 2Q12 Tota l Ris k Bas ed 16.4% 16.7% 16.5% 15.1% 15.0% 2Q11 3Q11 4Q11 1Q12 2Q12 12 Capital Ratios. For Non-GAAP reconciliation please see Appendix

13 13 Rating Agency: Recent Actions  On April 30, 2012 SHUSA and Sovereign Bank were lowered from A/A-1 to BBB+/A-2  On June 11, 2012 SHUSA and Sovereign Bank were lowered from A-/F-1 to BBB/F-2  On June 27, 2012 Sovereign Bank was lowered from A3/P-2 to Baa1/P2 while SHUSA was unchanged  SHUSA and Sovereign's ratings remain under review in conjunction with Moody’s evaluation of the ratings of Spain as well as Santander SOVEREIGN Text Moody’s S&P Fitch* LT Senior Debt Baa1 BBB+ BBB+ ST Depos its P-2 A-2 F-2 SHUSA Moody’s S&P Fitch* Baa2 BBB+ BBB P-2 A-2 F-2

Appendix

15

Sovereign Bank: Average Balance Sheet

(In millions)	2Q12		4Q11		Change		2Q11	
	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate
Cash and investments	$ 18,903	2.25%	$ 15,785	2.48%	$ 3,118	-0.23%	$ 16,236	2.45%
Self-originated MBS portfolio	383	3.27%	549	3.56%	(166)	-0.29%	753	3.80%
Loans (non run-off portfolio)	50,819	4.11%	49,084	4.26%	1,735	-0.15%	47,966	4.41%
Loans (run-off portfolio)	1,696	5.83%	2,242	6.17%	(546)	-0.34%	2,866	6.09%
Allowance for loan losses	(1,076)	---	(1,114)	---	38	---	(1,317)	---
Other assets	9,678	---	9,428	---	250	---	9,573	---
TOTAL ASSETS	$ 80,403	3.26%	$ 75,974	3.48%	$ 4,429	-0.22%	$ 76,077	3.56%
Interest-bearing demand deposits	9,221	0.16%	9,150	0.19%	71	-0.03%	10,279	0.23%
Noninterest-bearing demand deposits	8,111	---	7,971	---	140	---	7,620	---
Savings	3,812	0.18%	3,484	0.13%	328	0.05%	3,540	0.13%
Money market	16,767	0.50%	17,342	0.55%	(575)	-0.05%	15,481	0.65%
Certificates of deposit	11,836	1.09%	9,851	1.25%	1,985	-0.16%	11,404	1.17%
Borrowed funds	15,778	3.07%	13,610	3.97%	2,168	-0.90%	13,372	4.41%
Other liabilities	2,100	---	1,912	---	188	---	1,969	---
Equity	12,778	---	12,654	---	124	---	12,412	---
TOTAL LIABILITIES & SE	$ 80,403	1.06%	$ 75,974	1.03%	$ 4,429	0.03%	$ 76,077	1.12%
NET INTEREST MARGIN		2.70%		2.79%		-0.09%		2.80%

Sovereign Santander

16 Sovereign Bank: Trended Statement of Operations 1 For Non-GAAP to GAAP reconciliation, see page 18 (US$ in Millions) 2Q11 3Q11 4Q11 1Q12 2Q12 Net interest income 452$ 449$ 451$ 471$ 463$ Fees & other income 150 125 108 160 145 Other non-interest income 20 42 (49) 15 61 Net revenue 622 616 510 646 669 General & administrative expenses (315) (329) (353) (349) (371) Other expenses (43) (51) (38) (46) (38) Provisions for credit losses (125) (130) (60) (103) (108) Income before taxes 139 106 59 148 152 Income tax expense (39) (34) (14) (30) (26) Net income 100$ 72$ 45$ 118$ 126$ 2Q11 3Q11 4Q11 1Q12 2Q12 Net interest margin 2.80% 2.78% 2.79% 2.80% 2.70% Efficiency ratio1 57.6% 61.7% 76.7% 61.1% 61.1% GAAP effective tax rate 28.1% 32.1% 23.7% 20.3% 17.1%

17 Sovereign Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 2Q11 3Q11 4Q11 1Q12 2Q12 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,911$ 8,150$ 8,066$ 7,871$ 7,966$ Risk Weighted Assets 56,753 57,097 57,311 60,537 61,588 Ratio 13.9% 14.3% 14.1% 13.0% 12.9% Tier 1 Leverage Tier 1 Capital 8,060$ 8,300$ 8,216$ 7,871$ 7,966$ 72,089 71,694 73,692 74,386 75,471 Ratio 11.2% 11.6% 11.2% 10.6% 10.6% Tier 1 Risk Based Tier 1 Capital 8,060$ 8,300$ 8,216$ 7,871$ 7,966$ Low Level Recourse Deduction (75) (72) (57) - - 7,985 8,228 8,159 7,871 7,966 Risk Weighted Assets 56,753 57,097 57,311 60,537 61,588 Ratio 14.1% 14.4% 14.2% 13.0% 12.9% Total Risk Based Risk Based Capital 9,293$ 9,540$ 9,430$ 9,133$ 9,241$ Risk Weighted Assets 56,753 57,097 57,311 60,537 61,588 Ratio 16.4% 16.7% 16.5% 15.1% 15.0% Average total assets for leverage capital purposes (1)

18 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont) $ Millions 2Q11 3Q11 4Q11 1Q12 2Q12 Sovereign Bank Texas Ratio Total Equity 12,393$ 12,554$ 12,494$ 12,646$ 12,721$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,246) (3,233) (3,220) (3,208) (3,196) Tangible Common Equity 9,147$ 9,321$ 9,274$ 9,438$ 9,525$ Nonperforming Assets 2,028$ 1,673$ 1,478$ 1,371$ 1,216$ . . . . . Allowance for loan losses 1,293$ 1,152$ 1,083$ 1,082$ 1,056$ 90+ DPD accruing -$ 4$ 5$ 4$ 3$ Texas Ratio 19.43% 16.01% 14.32% 13.07% 11.52% Efficiency Ratio G&A Expenses 315$ 329$ 353$ 349$ 371$ Other Expenses 43 51 38 46 38 358 380 391 395 409 Net interest income 452 449 451 471 463 Fees & other income 150 125 108 160 145 Other non-interest expenses 20 42 (49) 15 61 622$ 616$ 510$ 646$ 669$ Ratio 57.6% 61.7% 76.7% 61.1% 61.1%